UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2015

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 234-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2015. At the meeting, the Company’s shareholders were requested to:

•	elect two Class III members to the Company’s Board of Directors to serve until the Annual Meeting of Shareholders in 2018;

•	vote on a proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company;

•	ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	vote on a shareholder proposal on the Chairman of the Board being an independent director.

Each of these items is more fully described in the Company’s proxy statement filed on April 7, 2015. The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of directors: The election of each director required the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting. The shareholders elected the following nominees:

Nominee	For	Withheld	Broker Non-Votes
Lon McCain (Class III)	342,718,105	374,279	18,438,091
Mark E. Monroe (Class III)	341,087,989	2,004,395	18,438,091

Proposal No. 2 – Approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company: The approval of the amendment to our Third Amended and Restated Certificate of Incorporation as set forth in the proxy statement required an affirmative vote from the majority of shares outstanding and entitled to vote on such matter. The shareholders approved the amendment to our Third Amended and Restated Certificate of Incorporation. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
349,829,576	11,466,483	234,416	0

Proposal No. 3 – Ratification of selection of independent registered public accounting firm: The ratification of the selection of Grant Thornton LLP required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy at the Annual Meeting. The shareholders approved the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
360,941,919	329,492	259,064	0

Proposal No. 4 – Shareholder proposal on the Chairman of the Board being an independent director: The approval of the shareholder proposal on the Chairman of the Board being an independent director required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy at the Annual Meeting. The shareholders did not approve the proposal regarding the Chairman of the Board being an independent director. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
31,319,859	311,086,555	685,970	18,438,091

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: May 21, 2015

	By:	/s/ Eric S. Eissenstat
Eric S. Eissenstat
Senior Vice President, General Counsel, Chief Risk Officer & Secretary